Schedule 14C

                            SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box.

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                                   LMKI, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------


     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5) Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------

     2) Form Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3) Filing Party:

        ------------------------------------------------------------------------

     4) Date Filed:

        ------------------------------------------------------------------------

                                   LMKI, INC.
                         3355 MICHELSON DRIVE, SUITE 300
                            IRVINE, CALIFORNIA 92612


To Our Stockholders:

         Notice is hereby given that on November 8, 2000, the Board of Directors and the holders of a majority of the issued and outstanding voting securities (the "CONSENTING STOCKHOLDERS") of LMKI, Inc., a Nevada corporation (the "COMPANY"), granted approval of:

         The Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan.

         The Board of Directors fixed the close of business on November 8, 2000 as the record date for the determination of stockholders entitled to vote with respect to the above action. The Consenting Stockholders, whose outstanding securities represent approximately 66.2% of the Company's outstanding securities entitled to vote on the above action, have consented to the above action. Therefore, because the Company has the requisite amount of stockholder votes necessary to approve this action, the Company does not intend to hold a special stockholders meeting to consider this action and is not soliciting proxies from the other stockholders. In lieu thereof, the Company has prepared an Information Statement pursuant to Section 14c of the Securities Exchange Act of 1934 describing the action, which is expected to become fully effective on or about January 30, 2001.

         All necessary corporate approvals in connection with the matters referred to herein have been obtained.

                                      By Order of the Board of Directors


                                      Bryan L. Turbow.
                                      Chief Executive Officer

Irvine, California
January 22, 2001

                                   LMKI, INC.
                         3355 MICHELSON DRIVE, SUITE 300
                            IRVINE, CALIFORNIA 92612

                    ----------------------------------------

                              INFORMATION STATEMENT
                    ----------------------------------------



         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


         This Information Statement is being furnished to the stockholders of record as of November 8, 2000 (the "RECORD DATE") of LMKI, Inc., a Nevada corporation (the "COMPANY"), in connection with the Company's approval of the Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan.

         On November 8, 2000, the Board of Directors (the "BOARD") and the holders of a majority of outstanding voting securities of the Company on the Record Date (the "CONSENTING STOCKHOLDERS") approved the Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan by written consent. The Board believes that such actions are in the best interest of LMKI and its stockholders. A copy of the Unanimous Written Consent in Lieu of Special Meeting of the Directors and a copy of the Written Consent of the Majority Stockholders are attached as EXHIBIT "A" and EXHIBIT "B," respectively. The Company will cause the amendment to the Articles of Incorporation to become effective twenty
(20) days after this Information Statement is first sent to the stockholders of the Company.



                         REQUISITE STOCKHOLDER APPROVAL
                         ------------------------------



OUTSTANDING SECURITIES AND VOTING RIGHTS

         As of the Record Date (November 8, 2000), there were issued and outstanding 41,796,795 shares of the Company's common stock, $0.001 par value (the "COMMON STOCK") and 3,700 shares of the Company's preferred stock, $0.001 par value (the "PREFERRED STOCK"). The Consenting Stockholders held approximately 27,680,000 shares of Common Stock, or approximately 66.2% of the Company's issued and outstanding Common Stock.

         Each holder of Common Stock would normally be entitled to one vote in person or by proxy for each share of Common Stock in his or her name on the books of the Company, as of the Record Date, on any matter submitted to the vote of stockholders. However, under Nevada Revised Statutes Section 78.315(2), any action which may be taken at stockholders meeting may be taken by written consent of the requisite number of stockholders required to take such action. The approval of the Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan require the affirmative vote or written consent of a majority of the Company's outstanding Common Stock. On November 8, 2000, the Consenting Stockholders approved the Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan.

The corporate action described in this Information Statement will not afford the stockholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.



THE CONSENTING STOCKHOLDERS

         Stockholders of the Company, representing voting rights equal to approximately 66.2% of the shares entitled to vote on Company matters, have delivered written consents to approve the Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan.

          The following table summarizes the security ownership of the Consenting Stockholders of the Company:

                                   Number of Common              Percentage of
                                Shares Entitled to Vote          Common Stock
      Name                         As of Record Date           As of Record Date
      ----                         -----------------           -----------------
William Kettle                        15,680,000                     37.5%
Bryan Turbow                          12,000,000                     28.7%

         These shares represent approximately 66.2% of the outstanding Common Stock of the Company. Therefore, the proposal has been approved by written consent of the Consenting Stockholders and will take effect twenty (20) days after this Information Statement is first sent to the stockholders.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as to the beneficial ownership of the capital stock of the Company as of November 8, 2000, by: (i) each person known to the Company to beneficially own more than five percent (5%) of the capital stock of the Company; (ii) each of the Company's directors; (iii) certain of the Company's executive officers; and (iv) all executive officers and directors as a group.

                                                                                                   Approximate
Name                           Address                                No. of Shares Owned       Percentage Owned
--------------------------------------------------------------------------------------------------------------------
William J. Kettle (1)(3)       1700 East Garry Ave., Suite 203          15,680,000                  37.5%
                               Santa Ana, CA 92705

Bryan L. Turbow (2)            3355 Michelson Dr., Suite 300
                               Irvine, CA 92612                         12,000,000                  28.7%

Barry Hall (2)                 3861 Sepulveda Blvd.
                               Culver City, CA 90230                        75,000                     *

Teresa Throenle (2)            8303 Alondra Boulevard, 2nd Fl
                               Paramount, CA 90723                          25,000                     *

John W. Diehl, Jr. (4)         2972 Mindanao Drive
                               Costa Mesa, CA 92626                        500,000                   1.2%

A. Maria Kettle (1)            1700 East Garry Ave., Suite 203
                               Santa Ana, CA 92705                          20,000                     *

Christopher Capadouca (2)(7)   3355 Michelson Dr., Suite 300
                               Irvine, CA 92612                            100,000                     *

Named Officers and Directors
as a Group (3 persons)                         -                        12,250,000                   29%

---------------

*        Less than 1%
(1) William J. Kettle and Maria Kettle resigned from all positions with Company effective August 8, 2000. The shares held by William Kettle are subject to an irrevocable proxy pursuant to which all shares held by him in excess of 19.99% of the outstanding shares are voted by Barry Hall, Leonard Kajimoto, and Peter Hobbs as proxy holders.
(2)      Current Officer and/or Director.
(3) Includes 7,000,000 shares held by the Chapman Group, a trust in which William Kettle is the Trustee.
(4)      John Diehl resigned as Chief Financial Officer on August 28, 2000.
(5)      Represents options to purchase 75,000 shares of common stock.
(6)      Represents options to purchase 25,000 shares of common stock.
(7)      Represents options to purchase 100,000 shares of common stock.

         Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

                               STOCK OPTION PLANS
                               ------------------

PURPOSE

         The Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan (the "PLANS") offer selected employees, directors, and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plans seek to achieve this purpose by providing for Awards in the form of Restricted Shares and Options, which may constitute Incentive Stock Options (ISO) or Non-statutory Stock Options (NSO), as well as the direct award or sale of Shares of the Company's Common Stock. The Amended and Restated 1999 Stock Option Plan and the 2000 Stock Option Plan are attached as EXHIBIT "C" and EXHIBIT "D," respectively.


ADMINISTRATION

         The Plans shall be administered by the Compensation Committee (the "COMMITTEE") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors. If no Committee has been appointed, the entire Board shall constitute the Committee. The Board shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members shall be valid acts of the Committee. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times, Awards may be granted and the number of Shares subject to each Award. The Committee also has authority to prescribe, amend, and rescind rules and regulations relating to the Plans.


ELIGIBILITY

         Under both plans only Employees shall be eligible for designation as Participants by the Committee. An "Employee" shall mean (i) any individual who is a Common-Law Employee of the Company or of a subsidiary, (ii) a member of the Board of Directors, including an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary.

         An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

STOCK SUBJECT TO PLAN

         Shares offered under the Plans shall be authorized but unissued Shares. Subject to Section 5(b) and 9 of the Plans, the aggregate number of Shares that may be issued or transferred as Common Stock pursuant to an Award under the Plans shall not exceed 5,000,000 shares.

TERMS OF AWARDS OR SALES

         Each award of sale of Shares under the Plans shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Any right to acquire Shares under the Plans shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plans shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% or 5% shareholders), except as otherwise provided in Section 4(b) of the Plans. Then entire Purchase Price of Shares issued under the Plans shall be payable in lawful money of the United States of America at the time when such Shares are purchased.


TERMS OF OPTIONS

         Each grant of Options under the Plans shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plans and may be subject to any other terms and conditions which are not inconsistent with the Plans and which the Committee deems appropriate for inclusion in a Stock Option Agreement. Each Stock Option Agreement shall also specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9 of the Plans. The Exercise Price of ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) of the Plans. To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determine by the Committee in its sole discretion.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Under current tax law, a holder of stock options under the Plans does not, as a general matter, realize taxable income upon the grant or exercise thereof. In general, a holder of stock options will only recognize gain at the time the Common Stock, acquired through exercise of the stock option, is sold or otherwise disposed of. In that situation, the amount of gain that the optionee must recognize is equal to the amount by which the value of the common stock on the date of the sale or other disposition exceeds the option price.

NEW PLAN BENEFITS

         As of November 8, 2000, the Company has granted to Employees options to purchase 1,154,300 shares of Common Stock under the 2000 Stock Option Plan. Under the 1999 Stock Option Plan, the Company has granted to Employees 4,000,000 options to purchase shares of Common Stock. Both the 1999 Amended and Restated Stock Option Plan and the 2000 Stock Option Plan were adopted by the Board of the Company on November 7, 2000.

         The following table sets forth certain information concerning outstanding Options under the Stock Option Plans granted to (i) all current executive officers as a group, (ii) all current directors who are not executive officers as a group, (iii) all employees who are not executive officers as a group and (iv) the current non-executive officers required to be disclosed hereunder.

                                  Dollar Value      Number of Units     Dollar Value     Number of Units
Name and Position                 of 1999 Plan       of 1999 Plan       of 2000 Plan      of 2000 Plan
-----------------------------------------------------------------------------------------------------------
Bryan L. Turbow                         -                  -                 -                  -
CEO, CTO, Director (1)

William J. Kettle
CEO (2)                                 -              3,000,000             -                  -

Adela Maria Kettle
COO (3)                                 -                  -                 -                  -

John W. Diehl, Jr.
CFO (4)                                 -               500,000              -               200,000

Christopher Capadouca
CIO (5)                                 -                  -                 -               350,000

Executive Group (6)                     -              3,500,000             -               350,000

Non-Executive Group (7)                 -             500,000 (8)            -               175,000

Non-Executive Officer
Employee Group                          -                  0                 -               804,300

---------------

(1)   Bryan Turbow was not granted options under either plans.
(2) Willian Kettle resigned from all positions with the Company effective August 8, 2000. Mr. Kettle was granted 3,000,000 options to purchase shares of common stock under the 1999 Stock Option Plan, exercisable at $.03 per share. 1,000,000 were cancelled pursuant to Mr. Kettle's Severance and Release Agreement. The remaining 2,000,000 options were cancelled as of August 31, 2000 pursuant to Mr. Kettle's authorization.
(3) Adela Maria Kettle resigned from all positions with the Company effective August 8, 2000. Mrs. Kettle has no options under either Plans.
(4) John Diehl resigned from all positions with the Company effective August 28, 2000. Mr. Diehl was granted 500,000 options under the 1999 Amended and Restated Stock Option Plan, which were exercisable at $.031 per share. Mr. Diehl was granted an additional 200,000 options under the 2000 Stock Option Plan, exercisable at $4.00 per share. The 200,000 options granted to Mr. Diehl were subsequently cancelled because he failed to exercise them within 30 days after his resignation as required by his Separation Agreement.
(5) Mr. Capadouca's options for shares of common stock are exercisable at $7.00 per share. One hundred thousand (100,000) options vested upon the start of Mr. Capadouca's employment. Options to purchase an additional 100,000 shares shall vest over a three-year period (at a rate of 1/3 per year) of employment. Such options will be exercisable at $7.00 per share. Options to purchase the remaining one hundred fifty thousand (150,000) shall vest upon the completion of three years of employment.
(6)   The executive group currently comprises Mr. Turbow and Mr. Capadouca.
(7) The current non-executive director group comprises Teresa Throenle and Barry Hall. Ms. Throenle was granted 25,000 options to purchase shares of common stock, which are vested and exercisable at $3.97 per share. Mr. Hall was granted 125,000 options to purchase shares of common stock, which vest quarterly, beginning on September 1, 2000, and exercisable at $1.44 per share.
(8) Robert Weaver, one of the Company's former directors, was granted 500,000 options to purchase shares of common stock under the 1999 stock option plan, exercisable at $ 0.031 per share.

Based on the closing price of the Company Common stock as of November 8, 2000, the market value per share of the Company Common Stock underlying the Options was $0.53, as reported by Bloomberg L.P.


                             EXECUTIVE COMPENSATION
                             ----------------------

ANNUAL COMPENSATION TABLE

         The following table sets forth information concerning the compensation paid by the Company, for services rendered for the last three complete fiscal years to the officers, directors, and the four other most highly compensated executive officers of the Company whose salary and bonus exceed $100,000 during the fiscal year ended 2000.

                                        Annual Compensation                          Long Term Compensation
                                                                                     Securities
                                                                          Other      Underlying        All Other
Name and Principal Position     Year        Salary         Bonus       Compensation  Options          Compensation
-----------------------------------------------------------------------------------------------------------------------
Bryan L. Turbow                 2000       $120,000          -              -                -               -
CEO, CTO, Director              1999       $120,000          -              -                -               -
                                1998          -              -              -                -               -
Willam J. Kettle                2000       $120,000          -              -                -            $120,000
CEO (1)                         1999          -              -              -            3,000,000           -
                                1998          -              -              -            4,000,000           -
John W. Diehl, Jr.              2000       $120,000          -              -             200,000         $45,000
CFO (2)                         1999          -              -              -                -               -
                                1998          -              -              -                -               -
Maria Kettle                    2000       $120,000          -              -                -            $120,000
COO (3)                         1999          -              -              -                -               -
                                1998          -              -              -                -               -
Christopher Capadouca           2000       $150,000          -              -             350,000            -
CIO (4)                         1999          -              -              -                -               -
                                1998          -              -              -                -               -
---------------

(1) Bryan Turbow became interim CEO after the resignation of William Kettle on August 8, 2000. For Fiscal Year 2000, the Company paid Mr. Turbow an annual compensation of $120,000. For Fiscal Year 1999, the Company paid Mr. Turbow an annual compensation of $120,000.
(2) For Fiscal Year 2000, William Kettle was paid an annual salary of $120,000. For Fiscal Year 1999, in lieu of compensation, Mr. Kettle was granted 3,000,000 options to purchase shares of common stock at $.031 per share, vesting immediately, and 4,000,000 shares of Restricted Common Stock. For Fiscal Year 1998, in lieu of compensation, Mr. Kettle was granted 4,000,000 options to purchase shares of common stock at $.062 per share and 4,000,000 shares of Restricted Common Stock. On August 8, 2000, Mr. Kettle resigned from all positions with the Company, and pursuant to Mr. Kettle's Severance Agreement and Release, the Company will pay him an additional $120,000 for the Fiscal Year 2001, payable in 12 equal monthly installments, due on the 10th of each month, commencing on August 2000.

(3) In addition to John Diehl's base salary of $120,000, he was granted 200,000 options to purchase shares of the Company's common stock at $4.00 per share. On August 28, 2000, Mr. Diehl resigned from all positions with the Company. Because he did not exercise the 200,000 options within 30 days after his departure from the Company, as per his employment agreement, the options were cancelled. Pursuant to his Separation Agreement, Mr. Diehl was be retained as a consultant for 3 months and the Company paid him $45,000.
(4) For Fiscal Year 2000, the Company paid Adela Maria Kettle $120,000. On August 8, 2000, Mrs. Kettle resigned from all positions with the Company, and pursuant to her Severance Agreement and Release, the Company will pay her an additional $120,000 for the Fiscal Year 2001.
(5) In addition to Chritopher Capadouca's annual base salary of 150,000, he was granted options to purchase 350,000 shares of common stock pursuant to the 2000 Stock Option Plan, exercisable at $7.00 per share. Options to purchase 100,000 shares of common stock vested upon the start of Mr. Capadouca's employment. Options to purchase an additional 100,000 shall vest over a three-year period (at a rate of 1/3 per year) of employment. Options to purchase the remaining one hundred fifty thousand (150,000) shall vest upon the completion of three years of employment.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning grants to purchase shares of the Company's Common Stock to each of the officers named in the summary compensation table above who were granted stock options by the Company during the fiscal year ended August 31, 2000.

Individual Grants                                                                          Potential Realizable Value
                                                                                           at Assumed Annual Rates
                                                                                           of Stock Price Appreciation
                                                                                           for Option Term
                                                 Percent of
                               Number of           Total
                               Securities       Options/SARs
                               Underlying        Granted to     Exercise or
                              Options/SARs      Employees in     Base Price    Expiration
Name                          Granted (#)       Fiscal Year        ($/Sh)         Date         5% ($)        10(%)
------------------------------------------------------------------------------------------------------------------------
Bryan L. Turbow                    -                 -               -             -             -             -
CEO, CTO, Director (1)

William J. Kettle
CEO (2)                            -                 -               -             -             -             -

John W. Diehl, Jr.
CFO (3)                         200,000            13.6%           $4.00           -             -             -

Maria Kettle
COO (4)                            -                 -               -             -             -             -

Christopher Capadouca
CIO (5)                         350,000             24%            $7.00           -          $122,500      $245,000

---------------

(1) The Company did not grant Bryan Turbow stock options during the fiscal year ended August 31, 2000.
(2) The Company did not grant William Kettle stock options during the fiscal year ended August 31, 2000.
(3) The Company granted John Diehl 200,000 options to purchase shares of the Company's common stock at $4.00 per share. All 200,000 options were, subsequently, cancelled because Mr. Diehl did not exercise them within 30 days after his departure from the Company, as per his Separation Agreement.
(4) The Company did not grant Adela Maria Kettle stock options during the fiscal year ended August 31, 2000.

(5) The Company granted Christopher Capadouca options to purchase 350,000 shares of common stock pursuant to the 2000 Stock Option Plan, exercisable at $7.00 per share. Options to purchase 100,000 shares of common stock vested upon the start of Mr. Capadouca's employment. Options to purchase an additional 100,000 share shall vest over a three-year period (at a rate of 1/3 per year) of employment. Options to purchase the remaining one hundred fifty thousand (150,000) shall vest upon the completion of three years of employment. All options will expire 3 years after vesting.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

         The following table sets forth information concerning exercises of options by the Company's officers named in the table during the fiscal year ended August 31, 2000.

                                                                         Number of Securities        Value of
                                                                        Underlying Unexercised   Unexercised in-
                                                                        Options/SARs at fiscal      the-money
                                                                             year end (#)          options/SARs
                                Shares Acquired                              Exercisable/          Exercisable/
Name                            on Exercise (#)    Value Realized ($)       Unexercisable         Unexercisable
--------------------------------------------------------------------------------------------------------------------
Bryan L. Turbow                        -                    -                     -                     -
CEO, CTO, Director (1)
William J. Kettle
CEO (2)                                -                    -                     -                     -
Maria Kettle
COO (3)                                -                    -                     -                     -
John W. Diehl
CFO (4)                             500,000             4,765,500              200,000                  -
Christopher Capadouca
CIO (5)                                -                    -                  100,000                  -

---------------

(1) Bryan Turbow did not receive options to purchase shares under either plans.
(2) As part of William Kettle's compensation, he received 3,000,000 options to purchase shares of Company's common stock at $.031; however, they were never exercised, and pursuant to Mr. Kettle's authorization, the 3,000,000 shares were subsequently cancelled.
(3) Adela Maria Kettle was not granted options to purchase shares of Company's common stock.
(4) John Diehl exercised his 500,000 options to purchase shares of Company's common stock on January 31, 2000. The options were granted on January 1, 2000, pursuant to the 1999 Stock Option Plan. The options were exercisable at $.031 per share. Mr. Diehl was also granted 200,000 options to purchase shares of the Company's common stock under the 2000 Stock Option Plan. These options, which are generally exercisable for up to 10 years after vesting, were not exercised and, subsequently, were cancelled in November 2000 because Mr. Diehl did not exercise the options within 30 days of his resignation per his employment agreement.
(5) Christopher Capadouca was granted 350,000 options pursuant to the 2000 Stock Option Plan. 100,000 options vested upon the start of employment; the remainder would vest over the next 3 years.

Based on the closing price of the Company common stock as of August 8, 2000, the market value per share of the Company Common Stock underlying the options was $1.81, as reported by Bloomberg L.P.

COMPENSATION OF DIRECTORS

         Currently no directors receive any cash-based salary from the Company and will not do so until the Company raises additional funding. Upon the Company successfully raising additional capital, the Company's Advisory Directors will receive for their services an annual fee between $10,000 to $25,000. Additionally, such directors will also be reimbursed by the Company for their expenses in attending meetings of the Board of Directors or any Committee thereof.


 EMPLOYMENT CONTRACTS
         The Company and Mr. Christopher Capadouca are parties to an employment agreement dated May 1, 2000 and terminating April 30, 2003. Under the agreement, Mr. Capadouca will receive an annual salary of One Hundred and Fifty Thousand Dollars ($150,000). The Company shall review this amount annually, and the Company shall determine, in its sole discretion, whether Mr. Capadouca's salary shall be increased, with such determination to be made on the basis of an evaluation of Executive's performance, the performance of the company, and other factors as Company deems appropriate. Mr. Capadouca shall be eligible to receive an annual bonus up to twenty percent (20%) of his then current annual salary. Additionally, subject to approval of the Directors, the Company shall grant to Mr. Capadouca options to purchase an aggregate of 350,000 shares of the Company's common stock pursuant to the 2000 Stock Option Plan, exercisable at $7.00 per share. Options to purchase One Hundred Thousand (100,000) shares shall vest upon the start of employment. Options to purchase an additional 100,000 shares shall vest over a 3 year period (at a rate of 1/3 per year) of employment. Options to purchase the remaining One Hundred Fifty Thousand (150,000) share shall vest on April 14, 2001.

         No employment agreement currently exists between the Company and Mr. Bryan Turbow. The Company, however, anticipates that it will enter into an employment agreement with Mr. Turbow in the near future. Mr. William Kettle, Ms. Adela Kettle, and Mr. John Diehl have all resigned from their positions as of August 31, 2000.


OTHER BUSINESS

         No further business will be transacted by Written Consent to corporate action in lieu of meeting of stockholders to which this Information Statement pertains.

COSTS OF INFORMATION STATEMENT

         This Information Statement has been prepared by the Company and its Board of Directors, and the Company will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing, assembling, printing, and mailing the Information Statement and attached materials. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if the Board of Directors of the Company determines that this is advisable.

                                           By Order of the Board of Directors


                                           Bryan L. Turbow
                                           Chief Executive Officer

                                    EXHIBIT A
                                    ---------

                                 WRITTEN CONSENT
                          OF THE MAJORITY STOCKHOLDERS
                                 OF LMKI, INC.,
                              a Nevada corporation


         The undersigned, being the majority stockholders of LMKI, INC., a Nevada corporation (the "Corporation"), acting pursuant to the authority of Nevada Revised Statutes Section 78.320(2), hereby adopt the following recitals and resolutions by written consent thereto, effective as of November 8, 2000, hereby waiving all notice to and the holding of a meeting to act upon such resolutions.


           APPROVAL OF AMENDED AND RESTATED 1999 STOCK OPTION PLAN AND
           -----------------------------------------------------------
                           NEW 2000 STOCK OPTION PLAN
                           --------------------------

WHEREAS, it is deemed to be in the best interest of the Corporation to adopt an employee stock option plan for the years 1999 and 2000.

         RESOLVED, the Majority Stockholders accepts, approves, and adopts the Corporation's Amended and Restated 1999 Stock Option Plan.

         RESOLVED, the Majority Stockholders accepts, approves, and adopts the Corporation's 2000 Stock Option Plan.

         FURTHER RESOLVED, this written Consent may be executed by facsimile and in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned, being the majority stockholders of the Corporation, have executed this Written Consent of the Majority Stockholders of LMKI, Inc. effective as of November 8, 2000.


                               /s/  Bryan L. Turbow
                               -------------------------------------------------
                               BRYAN L. TURBOW
                               (Holder of 31.8% of Common Stock)

                               Voting proxy for William J. Kettle's shares (20%) Requires 2 of the 3 signors below

                               /s/  Barry Hall
                               -------------------------------------------------
                               Barry Hall

                               /s/  Leonard Kajimoto
                               -------------------------------------------------
                               Leonard Kajimoto


                               -------------------------------------------------
                               Peter Hobbs

                                   EXHIBIT B
                                   ---------

                            UNANIMOUS WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS
                                       OF
                                   LMKI, INC.,
                              A Nevada corporation


         The undersigned, being all of the directors of LMKI, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority vested in them by Nevada Revised Statutes Section 78.315(2), hereby adopt the following recitals and resolutions by their unanimous written consent thereto, effective November 7, 2000, hereby waiving all notice to and the holding of a meeting of the Board of Directors (the "Board") to act upon such resolutions.


             Approval of Amended and Restated 1999 Stock Option Plan
             -------------------------------------------------------
                           and 2000 Stock Option Plan
                           --------------------------


         WHEREAS, the Board deems it to be in the best interest of the Corporation to adopt an employee stock option plan for the years 1999 and 2000.

         RESOLVED, the Board accepts, approves, and adopts the Corporation's Amended and Restated 1999 Stock Option Plan.

         RESOLVED, the Board accepts, approves, and adopts the Corporation's 2000 Stock Option Plan.

         RESOLVED FURTHER, this Unanimous Written Consent may be executed by facsimile and in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned, being all of the directors of the Corporation, have executed this Unanimous Written Consent of the Board of Directors of LMKI, Inc. to be effective as of November 7, 2000.


/s/ Teresa M. Throenle                        /s/ Bryan L. Turbow
----------------------------------            ----------------------------------
Teresa M. Throenle                            Bryan L. Turbow


/s/ Barry Hall
---------------------------------
Barry Hall

                                    EXHIBIT C
                                    ---------




                                   LMKI, INC.

                  AMENDED AND RESTATED 1999 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----



SECTION 1. PURPOSE...........................................................1


SECTION 2. DEFINITIONS.......................................................1

         (a)      "Award"....................................................1
         (b)      "Board of Directors".......................................1
         (c)      "Change in Control"........................................1
         (d)      "Code".....................................................2
         (e)      "Committee"................................................2
         (f)      "Common-Law Employee"......................................2
         (g)      "Company"..................................................2
         (h)      "Employee".................................................2
         (i)      "Exchange Act".............................................2
         (j)      "Exercise Price"...........................................2
         (k)      "Fair Market Value"........................................2
         (l)      "Incentive Stock Option" or "ISO"..........................3
         (m)      "Nonstatutory Option" or "NSO".............................3
         (n)      "Offeree"..................................................3
         (o)      "Option"...................................................3
         (p)      "Optionee".................................................3
         (q)      "Outside Director".........................................3
         (r)      "Participant"..............................................3
         (s)      "Plan".....................................................4
         (t)      "Purchase Price"...........................................4
         (u)      "Restricted Share".........................................4
         (v)      "Service"..................................................4
         (w)      "Share"....................................................4
         (x)      "Stock"....................................................4
         (y)      "Stock Award Agreement"....................................4
         (z)      "Stock Option Agreement"...................................4
         (aa)     "Stock Purchase Agreement".................................4
         (bb)     "Subsidiary"...............................................5
         (cc)     "Total and Permanent Disability"...........................5
         (dd)     "W-2 Payroll"..............................................5

SECTION 3. ADMINISTRATION....................................................5

         (a)      Committee Membership.......................................5
         (b)      Committee Procedures.......................................5
         (c)      Committee Responsibilities.................................5
         (d)      Committee Liability........................................6
         (e)      Financial Reports..........................................6

SECTION 4. ELIGIBILITY.......................................................6

         (a)      General Rule...............................................6
         (b)      Ten-Percent Shareholders...................................6
         (c)      Attribution Rules..........................................6
         (d)      Outstanding Stock..........................................7

SECTION 5. STOCK SUBJECT TO PLAN.............................................7

         (a)      Basic Limitation...........................................7
         (b)      Additional Shares..........................................7

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES...........................7

         (a)      Stock Purchase Agreement...................................7
         (b)      Duration of Offers.........................................8
         (c)      Purchase Price.............................................8
         (d)      Payment for Shares.........................................8
         (e)      Exercise of Awards on Termination of Service...............9

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED.....................9

         (a)      Form and Amount of Award...................................9
         (b)      Exercisability.............................................9
         (c)      Effect of Change in Control................................9
         (d)      Voting Rights..............................................9

SECTION 8. TERMS AND CONDITIONS OF OPTIONS..................................10

         (a)      Stock Option Agreement....................................10
         (b)      Number of Shares..........................................10
         (c)      Exercise Price............................................10
         (d)      Exercisability............................................10
         (e)      Effect of Change in Control...............................10
         (f)      Term......................................................10
         (g)      Exercise of Options on Termination of Service.............11
         (h)      Payment of Option Shares..................................11
         (i)      No Rights as a Shareholder................................11
         (j)      Modification, Extension and Assumption of Options.........11

SECTION 9. ADJUSTMENT OF SHARES.............................................12

         (a)      General...................................................12
         (b)      Reorganizations...........................................12
         (c)      Reservation of Rights.....................................12

SECTION 10. WITHHOLDING TAXES...............................................12

         (a)      General...................................................12
         (b)      Share Withholding.........................................12
         (c)      Cashless Exercise/Pledge..................................13
         (d)      Other Forms of Payment....................................13

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS................................13

         (a)      General...................................................13
         (b)      Trusts....................................................13

SECTION 12. LEGAL REQUIREMENTS..............................................13


SECTION 13. NO EMPLOYMENT RIGHTS............................................14


SECTION 14. DURATION AND AMENDMENTS.........................................14

         (a)      Term of the Plan..........................................14
         (b)      Right to Amend or Terminate the Plan......................14
         (c)      Effect of Amendment or Termination........................14

                        LMKI, INC. 2000 STOCK OPTION PLAN
                        ---------------------------------



SECTION 1. PURPOSE.
-------------------

         The purpose of the 2000 Stock Option Plan (the "Plan") is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) as well as the direct award or sale of Shares of the Company's Common Stock. While this Plan is intended to satisfy federal Rule 701 and
Section 25102(o) of the California Corporations Code, awards may be granted under this Plan in reliance upon other federal and state securities law exemptions and to the extent another exemption is relied upon, the terms of this Plan which are required only because of Rule 701 or Section 25102(o) need not apply to the extent provided by the Committee in the award agreement.

SECTION 2. DEFINITIONS.
-----------------------

         (a) "AWARD" shall mean any award of an Option, Restricted Share or other right under the Plan.

         (b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

         (c) "CHANGE IN CONTROL" shall mean:

                  (i) The consummation of a merger, consolidation, sale of the Company's stock, or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or

                  (ii) The sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

                  (iii) The term Change in Control shall not include: (a) a transaction the sole purpose of which is to change the state of the Company's incorporation, or (b) the Company's initial public offering.

         (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" shall mean a committee of the Board of Directors which is authorized to administer the Plan under Section 3.

         (f) "COMMON-LAW EMPLOYEE" shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

         (g) "COMPANY" shall mean LMKI, Inc.

         (h) "EMPLOYEE" shall mean (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of
Section 4(a).

         (i) "EXCHANGE ACT" means the Securities and Exchange Act of 1934, as amended.

         (j) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         (k) "FAIR MARKET VALUE" means the market price of Shares, determined by the Committee as follows:

                  (i) If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                  (ii) If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

                  (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

         (l) "INCENTIVE STOCK OPTION" OR "ISO" shall mean an employee incentive stock option described in Code section 422(b).

         (m) "NONSTATUTORY OPTION" OR "NSO" shall mean an employee stock option that is not an ISO.

         (n) "OFFEREE" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (o) "OPTION" shall mean an Incentive Stock Option or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (p) "OPTIONEE" shall mean an individual or estate who holds an Option.

         (q) "OUTSIDE DIRECTOR" shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary.

         (r) "PARTICIPANT" shall mean an individual or estate who holds an Award.

         (s) "PLAN" shall mean this 2000 Stock Option Plan of LMKI, Inc.

         (t) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

         (u) "RESTRICTED SHARE" shall mean a Share sold or granted to an eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

         (v) "SERVICE" shall mean service as an Employee.

         (w) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

         (x) "STOCK" shall mean the common stock of the Company.

         (y) "STOCK AWARD AGREEMENT" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

         (z) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

         (aa) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

         (bb) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (cc) "TOTAL AND PERMANENT DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

         (dd) "W-2 PAYROLL" means whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION 3. ADMINISTRATION.
--------------------------

         (a) COMMITTEE MEMBERSHIP. The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors (although Committee functions may be delegated to officers to the extent the awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board shall constitute the Committee.

         (b) COMMITTEE PROCEDURES. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (c) COMMITTEE RESPONSIBILITIES. The Committee has and may exercise such power and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all persons.

         (d) COMMITTEE LIABILITY. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

         (e) FINANCIAL REPORTS. To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4. ELIGIBILITY.
-----------------------

         (a) GENERAL RULE. Only Employees shall be eligible for designation as Participants by the Committee. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

         (b) TEN-PERCENT SHAREHOLDERS. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and
(iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

         (c) ATTRIBUTION RULES. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

         (d) OUTSTANDING STOCK. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding Options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.
---------------------------------

         (a) BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares. Subject to Sections 5(b) and 9 of the Plan, the aggregate number of Shares which may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed 5,000,000 Shares.

         In any event, (i) the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan; and (ii) to the extent an award is made in reliance upon the exemption available under
Section 25102(o) of the California Corporations Code, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan or otherwise shall not exceed the limitation imposed by Section 260.140.45 of Title 10 of the California Code of Regulations. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for award under the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.
---------------------------------------------------

         (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         (b) DURATION OF OFFERS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee.

         (c) PURCHASE PRICE. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% shareholders), except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.

         (d) PAYMENT FOR SHARES. The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

                  (i) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (ii) PROMISSORY NOTES. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

                  (iii) CASHLESS EXERCISE. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                  (iv) OTHER FORMS OF PAYMENT. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         (e) EXERCISE OF AWARDS ON TERMINATION OF SERVICE. Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES.
----------------------------------------------------------------

         (a) FORM AND AMOUNT OF AWARD. Each Stock Award Agreement shall specify the number of Shares that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

         (b) EXERCISABILITY. Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Stock Award shall be determined by the Committee in its sole discretion.

         (c) EFFECT OF CHANGE IN CONTROL. The Committee may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.

         (d) VOTING RIGHTS. Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders invested any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.
-------------------------------------------

         (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

         (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.

         (d) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

         (e) EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

         (f) TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten years from the date of grant (or five (5) years for ten percent (10%) shareholders as provided in Section 4(b)). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

         (g) EXERCISE OF OPTIONS ON TERMINATION OF SERVICE. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 60 days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's Service terminates due to death or Disability.

         (h) PAYMENT OF OPTION SHARES. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

                  (i) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (ii) PROMISSORY NOTES. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

                  (iii) CASHLESS EXERCISE. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                  (iv) OTHER FORMS OF PAYMENT. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         (i) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

SECTION 9. ADJUSTMENT OF SHARES.
--------------------------------

         (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in Section 9(c), in one or more of (i) the number of Shares available for future Awards under Section 5,
(ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.

         (b) REORGANIZATIONS. In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization, provided however, that the limitations set forth in
Section 9(c) shall apply.

         (c) RESERVATION OF RIGHTS. Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. WITHHOLDING TAXES.
------------------------------

         (a) GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

         (b) SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

         (c) CASHLESS EXERCISE/PLEDGE. The Committee may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge.

         (d) OTHER FORMS OF PAYMENT. The Committee may permit such other means of tax withholding as it deems appropriate.

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS.
---------------------------------------------

         (a) GENERAL. An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, while the Shares are subject to California Corporations Code ss. 25102(o), (i) Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution, and (ii) any rights of repurchase in favor of the Company shall take into account the provisions of Sections
260.140.41 or 260.140.42 of Title 10 of the California Code of Regulations, as applicable.

         (b) TRUSTS. Neither this Section 11 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to
(a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION 12. LEGAL REQUIREMENTS.
-------------------------------

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 13. NO EMPLOYMENT RIGHTS.
---------------------------------

         No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 14. DURATION AND AMENDMENTS.
------------------------------------

         (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten
(10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.

                                    EXHIBIT D
                                    ---------






                                   LMKI, INC.

                             2000 STOCK OPTION PLAN
                             ----------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----



SECTION 1. PURPOSE.............................................................1


SECTION 2. DEFINITIONS.........................................................1

         (a)      "Award"......................................................1
         (b)      "Board of Directors".........................................1
         (c)      "Change in Control"..........................................1
         (d)      "Code".......................................................2
         (e)      "Committee"..................................................2
         (f)      "Common-Law Employee"........................................2
         (g)      "Company"....................................................2
         (h)      "Employee"...................................................2
         (i)      "Exchange Act"...............................................2
         (j)      "Exercise Price".............................................2
         (k)      "Fair Market Value"..........................................2
         (l)      "Incentive Stock Option" or "ISO"............................3
         (m)      "Nonstatutory Option" or "NSO"...............................3
         (n)      "Offeree"....................................................3
         (o)      "Option".....................................................3
         (p)      "Optionee"...................................................3
         (q)      "Outside Director"...........................................3
         (r)      "Participant"................................................3
         (s)      "Plan".......................................................4
         (t)      "Purchase Price".............................................4
         (u)      "Restricted Share"...........................................4
         (v)      "Service"....................................................4
         (w)      "Share"......................................................4
         (x)      "Stock"......................................................4
         (y)      "Stock Award Agreement"......................................4
         (z)      "Stock Option Agreement".....................................4
         (aa)     "Stock Purchase Agreement"...................................4
         (bb)     "Subsidiary".................................................5
         (cc)     "Total and Permanent Disability".............................5
         (dd)     "W-2 Payroll"................................................5

SECTION 3. ADMINISTRATION......................................................5

         (a)      Committee Membership.........................................5
         (b)      Committee Procedures.........................................5
         (c)      Committee Responsibilities...................................5
         (d)      Committee Liability..........................................6
         (e)      Financial Reports............................................6

SECTION 4. ELIGIBILITY.........................................................6

         (a)      General Rule.................................................6
         (b)      Ten-Percent Shareholders.....................................6
         (c)      Attribution Rules............................................6
         (d)      Outstanding Stock............................................7

SECTION 5. STOCK SUBJECT TO PLAN...............................................7

         (a)      Basic Limitation.............................................7
         (b)      Additional Shares............................................7

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.............................7

         (a)      Stock Purchase Agreement.....................................7
         (b)      Duration of Offers...........................................8
         (c)      Purchase Price...............................................8
         (d)      Payment for Shares...........................................8
         (e)      Exercise of Awards on Termination of Service.................9

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED.......................9

         (a)      Form and Amount of Award.....................................9
         (b)      Exercisability...............................................9
         (c)      Effect of Change in Control..................................9
         (d)      Voting Rights................................................9

SECTION 8. TERMS AND CONDITIONS OF OPTIONS....................................10

         (a)      Stock Option Agreement......................................10
         (b)      Number of Shares............................................10
         (c)      Exercise Price..............................................10
         (d)      Exercisability..............................................10
         (e)      Effect of Change in Control.................................10
         (f)      Term........................................................10
         (g)      Exercise of Options on Termination of Service...............11
         (h)      Payment of Option Shares....................................11
         (i)      No Rights as a Shareholder..................................11
         (j)      Modification, Extension and Assumption of Options...........11

SECTION 9. ADJUSTMENT OF SHARES...............................................12

         (a)      General.....................................................12
         (b)      Reorganizations.............................................12
         (c)      Reservation of Rights.......................................12

SECTION 10. WITHHOLDING TAXES.................................................12

         (a)      General.....................................................12
         (b)      Share Withholding...........................................12
         (c)      Cashless Exercise/Pledge....................................13
         (d)      Other Forms of Payment......................................13

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS..................................13

         (a)      General.....................................................13
         (b)      Trusts......................................................13

SECTION 12. LEGAL REQUIREMENTS................................................13


SECTION 13. NO EMPLOYMENT RIGHTS..............................................14


SECTION 14. DURATION AND AMENDMENTS...........................................14

         (a)      Term of the Plan............................................14
         (b)      Right to Amend or Terminate the Plan........................14
         (c)      Effect of Amendment or Termination..........................14

                        LMKI, INC. 2000 STOCK OPTION PLAN
                        ---------------------------------


SECTION 1. PURPOSE.
-------------------

         The purpose of the 2000 Stock Option Plan (the "Plan") is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) as well as the direct award or sale of Shares of the Company's Common Stock. While this Plan is intended to satisfy federal Rule 701 and
Section 25102(o) of the California Corporations Code, awards may be granted under this Plan in reliance upon other federal and state securities law exemptions and to the extent another exemption is relied upon, the terms of this Plan which are required only because of Rule 701 or Section 25102(o) need not apply to the extent provided by the Committee in the award agreement.

SECTION 2. DEFINITIONS.
-----------------------

         (a) "AWARD" shall mean any award of an Option, Restricted Share or other right under the Plan.

         (b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

         (c) "CHANGE IN CONTROL" shall mean:

                  (i) The consummation of a merger, consolidation, sale of the Company's stock, or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or

                  (ii) The sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

                  (iii) The term Change in Control shall not include: (a) a transaction the sole purpose of which is to change the state of the Company's incorporation, or (b) the Company's initial public offering.

         (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" shall mean a committee of the Board of Directors which is authorized to administer the Plan under Section 3.

         (f) "COMMON-LAW EMPLOYEE" shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

         (g) "COMPANY" shall mean LMKI, Inc.

         (h) "EMPLOYEE" shall mean (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of
Section 4(a).

         (i) "EXCHANGE ACT" means the Securities and Exchange Act of 1934, as amended.

         (j) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         (k) "FAIR MARKET VALUE" means the market price of Shares, determined by the Committee as follows:

                  (i) If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                  (ii) If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

                  (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

         (l) "INCENTIVE STOCK OPTION" OR "ISO" shall mean an employee incentive stock option described in Code section 422(b).

         (m) "NONSTATUTORY OPTION" OR "NSO" shall mean an employee stock option that is not an ISO.

         (n) "OFFEREE" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (o) "OPTION" shall mean an Incentive Stock Option or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (p) "OPTIONEE" shall mean an individual or estate who holds an Option.

         (q) "OUTSIDE DIRECTOR" shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary.

         (r) "PARTICIPANT" shall mean an individual or estate who holds an Award.

         (s) "PLAN" shall mean this 2000 Stock Option Plan of LMKI, Inc.

         (t) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

         (u) "RESTRICTED SHARE" shall mean a Share sold or granted to an eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

         (v) "SERVICE" shall mean service as an Employee.

         (w) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

         (x) "STOCK" shall mean the common stock of the Company.

         (y) "STOCK AWARD AGREEMENT" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

         (z) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

         (aa) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

         (bb) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (cc) "TOTAL AND PERMANENT DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

         (dd) "W-2 PAYROLL" means whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION 3. ADMINISTRATION.
--------------------------

         (a) COMMITTEE MEMBERSHIP. The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors (although Committee functions may be delegated to officers to the extent the awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board shall constitute the Committee.

         (b) COMMITTEE PROCEDURES. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (c) COMMITTEE RESPONSIBILITIES. The Committee has and may exercise such power and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all persons.

         (d) COMMITTEE LIABILITY. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

         (e) FINANCIAL REPORTS. To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4. ELIGIBILITY.
-----------------------

         (a) GENERAL RULE. Only Employees shall be eligible for designation as Participants by the Committee. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

         (b) TEN-PERCENT SHAREHOLDERS. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and
(iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

         (c) ATTRIBUTION RULES. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

         (d) OUTSTANDING STOCK. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding Options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.
---------------------------------

         (a) BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares. Subject to Sections 5(b) and 9 of the Plan, the aggregate number of Shares which may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed 5,000,000 Shares.

         In any event, (i) the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan; and (ii) to the extent an award is made in reliance upon the exemption available under
Section 25102(o) of the California Corporations Code, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan or otherwise shall not exceed the limitation imposed by Section 260.140.45 of Title 10 of the California Code of Regulations. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for award under the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.
---------------------------------------------------

         (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         (b) DURATION OF OFFERS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee.

         (c) PURCHASE PRICE. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% shareholders), except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.

         (d) PAYMENT FOR SHARES. The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

                  (i) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (ii) PROMISSORY NOTES. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

                  (iii) CASHLESS EXERCISE. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                  (iv) OTHER FORMS OF PAYMENT. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         (e) EXERCISE OF AWARDS ON TERMINATION OF SERVICE. Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES.
----------------------------------------------------------------

         (a) FORM AND AMOUNT OF AWARD. Each Stock Award Agreement shall specify the number of Shares that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

         (b) EXERCISABILITY. Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Stock Award shall be determined by the Committee in its sole discretion.

         (c) EFFECT OF CHANGE IN CONTROL. The Committee may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.

         (d) VOTING RIGHTS. Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders invested any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.
-------------------------------------------

         (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

         (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.

         (d) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

         (e) EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

         (f) TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten years from the date of grant (or five (5) years for ten percent (10%) shareholders as provided in Section 4(b)). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

         (g) EXERCISE OF OPTIONS ON TERMINATION OF SERVICE. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 60 days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's Service terminates due to death or Disability.

         (h) PAYMENT OF OPTION SHARES. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

                  (i) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (ii) PROMISSORY NOTES. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

                  (iii) CASHLESS EXERCISE. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                  (iv) OTHER FORMS OF PAYMENT. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         (i) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

SECTION 9. ADJUSTMENT OF SHARES.
--------------------------------

         (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in Section 9(c), in one or more of (i) the number of Shares available for future Awards under Section 5,
(ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.

         (b) REORGANIZATIONS. In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization, provided however, that the limitations set forth in
Section 9(c) shall apply.

         (c) RESERVATION OF RIGHTS. Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. WITHHOLDING TAXES.
------------------------------

         (a) GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

         (b) SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

         (c) CASHLESS EXERCISE/PLEDGE. The Committee may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge.

         (d) OTHER FORMS OF PAYMENT. The Committee may permit such other means of tax withholding as it deems appropriate.

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS.
---------------------------------------------

         (a) GENERAL. An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, while the Shares are subject to California Corporations Code ss. 25102(o), (i) Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution, and (ii) any rights of repurchase in favor of the Company shall take into account the provisions of Sections
260.140.41 or 260.140.42 of Title 10 of the California Code of Regulations, as applicable.

         (b) TRUSTS. Neither this Section 11 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to
(a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION 12. LEGAL REQUIREMENTS.
-------------------------------

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 13. NO EMPLOYMENT RIGHTS.
---------------------------------

         No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 14. DURATION AND AMENDMENTS.
------------------------------------

         (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten
(10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.